BELL-HAUN SYSTEMS, INC.

                               REPORT ON AUDITS OF
                              FINANCIAL STATEMENTS
                  for the nine months ended September 30, 2007
                            and for the years ended
                       December 31, 2006, 2005, and 2004






                                                         [Logo] McCauley Nicolas

                                    CONTENTS
                                    --------

Independent Auditors' Report                                                   2
Financial Statements:
   Balance Sheets                                                              3
   Statements of Operations and Stockholders' Deficit                          4
   Statements of Cash Flows                                                    5
   Notes to Financial Statements                                            6-12

[Logo] McCauley, Nicolas & Company, LLC       The Solution is One Good Move Away
                 Certified Public Accountants & Advisors

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Board of Directors and Stockholders of Bell-Haun Systems, Inc.
Westerville, Ohio


We have audited the accompanying balance sheets of Bell-Haun Systems, Inc. as of September 30, 2007, December 31, 2006, 2005, and 2004, and the related statements of operations and stockholders' deficit and cash flows for the nine months and years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bell-Haun Systems, Inc. as of September 30, 2007, December 31, 2006, 2005, and 2004, and the results of its operations and its cash flows for the nine months and the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ McCauley, Nicolas & Company, LLC
McCauley, Nicolas & Company, LLC
Certified Public Accountants

Jeffersonville, Indiana
November 26, 2007

         702 North Shore Drive, Suite 500 Jeffersonville, IN 47130-3104
                  812-288-6621 fax 812-288-2885 www.mnccpa.com

      Kenneth N. Nicolas, CPA Ronald F Barnes, CPA, PFS Lee E. Pieper, CPA
     J. Patrick Byrne, CPA John C. Pieper, CPA Daniel K. McCauley, CPA, ABV
      J. Michael Grinnan, CPA Kenneth W. Coyle, CPA R. Kenneth Adams, CPA

                                     MEMBER
    PKF North American Network American Institute of CPAs AICPA PCPS Division
                  Indiana CPA Society Kentucky Society of CPAs

                             BELL-HAUN SYSTEMS, INC.

                                 BALANCE SHEETS
            September 30, 2007 and December 31, 2006, 2005, and 2004

                                                       September 30,   December 31,   December 31,   December 31,
                                                            2007            2006          2005           2004
                                                       -------------   ------------   ------------   ------------
                    ASSETS
                    ------
CURRENT ASSETS
  Cash                                                  $    33,294    $        --    $    18,928    $    18,885
  Accounts receivable                                       146,027        106,410        185,342        175,914
  Accounts receivable - officer                                  --             --            456         36,349
  Inventory, current portion                                144,819        102,011         93,951         58,361
  Prepaid expenses                                               50          5,582          5,605          7,864
                                                        -----------    -----------    -----------    -----------
    TOTAL CURRENT ASSETS                                    324,190        214,003        304,282        297,373
                                                        -----------    -----------    -----------    -----------
PROPERTY AND EQUIPMENT
  Furniture and equipment                                   316,753        432,983        431,629        427,349
  Vehicles                                                   17,485         43,155         43,155         51,512
  Leasehold improvements                                     48,781         57,387         57,387         57,387
                                                        -----------    -----------    -----------    -----------
                                                            383,019        533,525        532,171        536,248
     Less accumulated depreciation                         (342,967)      (483,319)      (477,276)      (486,806)
                                                        -----------    -----------    -----------    -----------
     PROPERTY AND EQUIPMENT, NET                             40,052         50,206         54,895         49,442
                                                        -----------    -----------    -----------    -----------
OTHER ASSETS
  Goodwill, net                                              35,076         35,076         35,076         35,076
  Inventory, less current portion, net                       41,102         41,623         41,642         40,162
                                                        -----------    -----------    -----------    -----------
     TOTAL OTHER ASSETS                                      76,178         76,699         76,718         75,238
                                                        -----------    -----------    -----------    -----------
      TOTAL ASSETS                                      $   440,420    $   340,908    $   435,895    $   422,053
                                                        ===========    ===========    ===========    ===========

       LIABILITIES AND STOCKHOLDERS' DEFICIT
       -------------------------------------
CURRENT LIABILITIES
  Short-term bank borrowings                            $   250,000    $   170,000    $        --    $    55,000
  Current portion of long-term debt                          49,478         50,057         46,399         74,795
  Cash overdraft                                                 --          3,053             --             --
  Accounts payable                                          321,802        186,222        250,577        294,638
  Accounts payable - officers                                17,044         13,544             --             --
  Accrued expenses                                           79,690         37,702         45,019         55,988
  Accrued income taxes                                           --             --            384             50
  Customer deposits                                          94,904         88,577        191,637         60,620
                                                        -----------    -----------    -----------    -----------
     TOTAL CURRENT LIABILITIES                              812,918        549,155        534,016        541,091

Accounts payable - related parties                           81,000         67,000         12,500             --
Long-term debt, less current portion                        114,281        148,369        201,493        153,873
                                                        -----------    -----------    -----------    -----------
      TOTAL LIABILITIES                                   1,008,199        764,524        748,009        694,964
                                                        -----------    -----------    -----------    -----------
STOCKHOLDERS' DEFICIT
  Common stock, no par value, 500 shares
    authorized, issued and outstanding                          500            500            500            500
  Paid-in capital                                            52,035         52,035         52,035         52,035
  Accumulated deficit                                      (620,314)      (476,151)      (364,649)      (325,446)
                                                        -----------    -----------    -----------    -----------
      TOTAL STOCKHOLDERS' DEFICIT                          (567,779)      (423,616)      (312,114)      (272,911)
                                                        -----------    -----------    -----------    -----------
      TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT       $   440,420    $   340,908    $   435,895    $   422,053
                                                        ===========    ===========    ===========    ===========

                       See notes to financial statements.

                             BELL-HAUN SYSTEMS, INC.

               STATEMENTS OF OPERATIONS AND STOCKHOLDERS' DEFICIT
                  for the nine months ended September 30, 2007
             and the years ended December 31, 2006, 2005, and 2004

                                                 September 30,   December 31,   December 31,   December 31,
                                                      2007           2006           2005           2004
                                                 -------------   ------------   ------------   ------------
NET SALES                                         $ 1,343,015    $ 1,551,766    $ 1,768,355    $ 1,987,669
DIRECT MATERIAL COSTS                                 530,005        626,547        603,845        819,245
                                                  -----------    -----------    -----------    -----------
        GROSS PROFIT                                  813,010        925,219      1,164,510      1,168,424
                                                  -----------    -----------    -----------    -----------
OPERATING EXPENSES
    Salaries and wages                                618,656        723,610        770,931        821,456
    Contract labor                                      1,450         21,693         15,088          8,776
    Employee benefits                                  39,274         48,997         46,289         48,550
    Payroll taxes                                      45,526         59,205         41,207         50,688
    Insurance                                          10,559         17,795         15,720         15,840
    Rent                                               78,103        111,827        103,227         94,625
    Professional fees                                   9,291          8,303         26,351         32,568
    Other direct costs                                 22,291         87,048         43,352         43,110
    Depreciation                                        3,623          6,043          9,454         29,360
    Telephone                                          11,923          5,581         17,681         20,150
    Utilities                                           8,100         10,800         10,800          9,200
    Office and postage expense                          7,387         10,063         16,269         20,192
    Travel and lodging                                  7,868          6,395          5,996         17,157
    Automobile expenses                                12,201         16,518         24,656         17,268
    Bank service charges                               27,234         20,910         14,818         10,454
    Miscellaneous expenses                              5,355          1,344          4,518          8,780
     Dues and subscriptions                             2,330          2,356          3,987          7,119
    Inventory, less current portion, net                2,932          5,790          7,461          9,636
    Repairs and maintenance                                96             --         13,289         11,801
    Advertising and marketing                           4,069          3,299          5,366          7,288
    Bad debt expense                                       --             --             --            587
                                                  -----------    -----------    -----------    -----------
      TOTAL OPERATING EXPENSES                        918,288      1,167,577      1,196,460      1,284,605
                                                  -----------    -----------    -----------    -----------
             OPERATING LOSS                          (105,258)      (242,358)       (31,950)      (116,181)
                                                  -----------    -----------    -----------    -----------
OTHER INCOME (EXPENSES)
    Interest income                                        --             --              9              7
    Interest expense                                  (37,876)       (27,950)       (26,875)       (31,690)
    Miscellaneous income                                   --        158,806         20,158          1,250
    Loss on disposal of property and equipment         (1,029)            --           (545)            --
                                                  -----------    -----------    -----------    -----------
      TOTAL OTHER INCOME (EXPENSES)                   (38,905)       130,856         (7,253)       (30,433)
                                                  -----------    -----------    -----------    -----------
         LOSS BEFORE INCOME TAXES                    (144,163)      (111,502)       (39,203)      (146,614)

PROVISION FOR INCOME TAXES                                 --             --             --             --
                                                  -----------    -----------    -----------    -----------
         NET LOSS                                    (144,163)      (111,502)       (39,203)      (146,614)

STOCKHOLDERS' DEFICIT, beginning of year/period      (476,151)      (364,649)      (325,446)      (178,832)
                                                  -----------    -----------    -----------    -----------
STOCKHOLDERS' DEFICIT, end of year/period         $  (620,314)   $  (476,151)   $  (364,649)   $  (325,446)
                                                  ===========    ===========    ===========    ===========

                       See notes to financial statements.

                            BELL-HAUN SERVICES, INC.

                            STATEMENTS OF CASH FLOWS
                  for the nine months ended September 30, 2007
             and the years ended December 31, 2006, 2005, and 2004

                                                         September 30, December 31, December 31, December 31,
                                                              2007         2006         2005         2004
                                                         ------------- ------------ ------------ ------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                $(144,163)   $(111,502)   $ (39,203)   $(146,614)
   Adjustments to reconcile net loss to net cash
      provided (used) by operating activities:
        Depreciation                                           3,623        6,043        9,454       29,360
        Loss on disposal of property and equipment             1,029           --          545           --
        Bad debt expense                                          --           --           --          587
        Forgiveness of accounts payable to related party          --           --     (158,806)          --
      (increase) decrease in:
        Accounts receivable                                  (39,617)      78,932       (9,428)     (26,125)
        Accounts receivable - officer                             --          456       35,893      (36,349)
        Inventory                                            (42,287)      (8,041)     (37,070)     161,586
        Prepaid expenses                                       5,532           23        2,259       29,680
      Increase (decrease) in:
        Cash overdraft                                        (3,053)       3,053           --      (12,547)
        Accounts payable                                     135,580      (64,355)     114,745      115,272
        Accounts payable -officer                              3,500       13,544           --      (40,000)
        Accrued expenses                                      41,988       (7,317)     (10,969)     (12,580)
        Accrued income taxes                                      --         (384)         334           50
        Customer deposits                                      6,327     (103,060)     131,017       16,490
                                                           ---------    ---------    ---------    ---------
    Net cash provided (used) by operating activities         (31,541)    (192,608)      38,771       78,810
                                                           ---------    ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                             --       (1,354)      (6,951)        (810)
   Inventory, less current portion, net                        5,502           --          700           --
                                                           ---------    ---------    ---------    ---------
    Net cash provided (used) by investing activities           5,502       (1,354)      (6,251)        (810)
                                                           ---------    ---------    ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
   Short-term bank borrowings (payments), net                 80,000      170,000      (55,000)       4,421
   Proceeds from issuance of long-term debt                       --           --       52,510           --
   Principal payments on long-term debt                      (34,667)     (49,466)     (42,487)     (63,536)
   Accounts payable - related parties                         14,000       54,500       12,500           --
                                                           ---------    ---------    ---------    ---------
    Net cash provided (used) by financing activities          59,333      175,034      (32,477)     (59,115)
                                                           ---------    ---------    ---------    ---------
NET INCREASE (DECREASE) IN CASH                               33,294      (18,928)          43       18,885

CASH AT BEGINNING OF YEAR/PERIOD                                  --       18,928       18,885           --
                                                           ---------    ---------    ---------    ---------
CASH AT END OF YEAR/PERIOD                                 $  33,294    $      --    $  18,928    $  18,885
                                                           =========    =========    =========    =========
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
    FINANCING ACTIVITIES
   Acquisition of property and equipment:
    Cost of property and equipment                         $      --    $  (1,354)   $ (16,152)   $    (810)
    Property and equipment purchased with debt                    --           --        9,201           --
                                                           ---------    ---------    ---------    ---------
    Net cash used to acquire property and equipment        $      --    $  (1,354)   $  (6,951)   $    (810)
                                                           =========    =========    =========    =========
SUPPLEMENTARY INFORMATION
   Cash payments for:
    Interest paid                                          $  37,876    $  27,950    $  26,875    $  31,690
                                                           =========    =========    =========    =========

                       See notes to financial statements.

                             BELL-HAUN SYSTEMS, INC.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Bell-Haun Systems, Inc. (the Company) is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company's management, who is responsible for its integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

The more significant accounting policies are as follows:

Nature of Operations
--------------------

The Company specializes in the sale, installation, maintenance, and ongoing support of business telephone systems, wireless services, voice messaging platforms and conference calling services to businesses throughout their region. The Company began doing business in 1977 and is located in Westerville, Ohio.

Use of Estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (and disclosure of contingent assets and liabilities, if any) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents
----------------

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents. There were no cash equivalents at September 30, 2007 and December 31, 2006, 2005, and 2004.

Accounts Receivable
-------------------

The Company uses the allowance for bad debts method of valuing doubtful receivables which is based on historical experience, coupled with a review of the current status of existing receivables. Management has determined no allowance for doubtful receivables was required at September 30, 2007, December 31, 2006, 2005, and 2004.

Inventory
---------

Inventory consists principally of purchased equipment and material used in the installation of telephone systems and is stated at the lower of cost or market on a first-in, first-out basis.

                             BELL-HAUN SYSTEMS, INC.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--Continued

Property and Equipment
----------------------

Property and equipment are stated at cost. Maintenance and repairs are charged to expense as incurred; renewals or betterments are capitalized. Gain or loss on retirements or disposition of assets is credited or charged to operations, and the respective costs and accumulated depreciation are eliminated from the accounts.

Depreciation is provided on the basis of estimated useful lives of the assets using the straight-line and declining-balance methods. The estimated useful lives are generally 3 to 10 years for furniture and equipment, 5 years for vehicles, and 5 to 40 years for leasehold improvements.

Accounting for Goodwill
-----------------------

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Standards (Statement) No. 142, "Goodwill and Other Intangible Assets." This Statement changed the accounting for goodwill by requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Intangible assets that are not deemed to have an indefinite life will continue to be amortized over their useful lives.

The Company adopted Statement 142 effective January 1, 2002 and, accordingly, ceased amortizing amounts related to goodwill beginning January 1, 2002. The goodwill is related to the purchase of National Communications Systems, Inc. in 1998. Management has determined that none of the goodwill recorded was impaired as of September 30, 2007, December 31, 2006, 2005 and 2004 and has a value of $35,076.

Income Taxes
------------

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" which requires the use of the "liability method" of accounting for income taxes. Accordingly, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of the assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the year's income taxable for federal and state income tax reporting purposes. Revenue Recognition

Revenue is recognized under the accrual method as the services are rendered to the customer.

Advertising
-----------

The Company's policy is to expense advertising costs as incurred.

Sales Tax
---------

Sales tax is recognized net of revenues received.

                             BELL-HAUN SYSTEMS, INC.

NOTE 2--INVENTORY

Inventory which is shown on the Balance Sheets consists of various telephone, electrical and other supply parts used in the communication system. The inventory listed as noncurrent represents that portion of inventory on hand that is not expected to be immediately sold, but still has value. The total amount of inventory on hand is as follows:

                  September 30,    December 31,    December 31,     December 31,
                      2007            2006            2005             2004
                  -------------    ------------    ------------     ------------
Current                $144,819        $102,011        $ 93,951         $ 58,361
Non-current              41,102          41,623          41,642           40,162
                  -------------    ------------    ------------     ------------
Total inventory        $185,921        $143,634        $135,593         $ 98,523
                  =============    ============    ============     ============

Due to changing market conditions in the communications industry, management has conducted a review of the inventory in all of its product lines. As a result, a provision for inventory losses totaling $61,653, $62,434, $62,463 and $60,244 as of September 30, 2007 and December 31, 2006, 2005, and 2004 was recorded to write down inventory to its net realizable value. This was based on the Company's best estimates. It is at least reasonably possible that the estimates used by the Company to determine its provision for inventory losses could be different from the actual amounts.

NOTE 3--SHORT-TERM BANK BORROWINGS

During 2007, the Company had an open line of credit with Fifth Third Bank in the amount of $250,000, due upon demand expiring March 31, 2008. Interest is calculated at prime plus 1% (9.25% at September 30, 2007). The line of credit is secured by all business assets. The outstanding line of credit at September, 30 2007 was $250,000.

During 2006, the Company had an open line of credit with Fifth Third Bank in the amount of $250,000, due upon demand expiring March 31, 2007. Interest was calculated at prime plus 1 (9.25% at December 31, 2006). The line of credit was secured by all business assets. The outstanding line of credit at December 31, 2006 was $170,000.

During 2004, the Company had an open line of credit with The Huntington National Bank in the amount of $55,000, due upon demand. Interest was calculated at prime plus 1 % (5.75% at December 31, 2004). The line of credit was secured by all business assets. The outstanding line of credit at December 31, 2004 was $55,000. The line was paid off in 2005.

                             BELL-HAUN SYSTEMS, INC.

NOTE 4--LONG-TERM DEBT

Long term debt is summarized as follows:

                                               September 30, December 31,  December 31, December 31,
                                                    2007         2006          2005        2004
                                               ------------- ------------  ------------ ------------
Note payable to The Huuntington
  National Bank at 7.5%, due in
  monthly installments of $4,979,
  including interest, maturing
  September 2010, secured by a
  building owned by a related party              $ 163,759    $ 194,316    $ 240,760    $      --

Note payable to The Huntington
  National Bank at 9.24%, due in
  monthly installments of $1,369
  including interest, paid off
  May 2007, secured by a vehicle                        --        4,110        7,132           --

Note payable to The Huntington
  National Bank at 6.75%, in monthly
  installments of $7,291, including
  interest, refinanced August 2005,
  secured by a building                                 --           --           --      228,668
                                                 ---------    ---------    ---------    ---------
Total long-term debt                               163,759      196,426      247,892      228,668
Less current portion of long-term debt             (49,478)     (50,057)     (46,399)     (74,795)
                                                 ---------    ---------    ---------    ---------
    Total noncurrent portion of long-term debt   $ 114,281    $ 148,369    $ 201,493    $ 153,873
                                                 =========    =========    =========    =========

Long-term debt matures as follows:

                             September 30:
                                  2008              $ 49,478
                                  2009                52,977
                                  2010                57,090
                                  2011                 4,214
                                                    --------
                                                    $163,759
                                                    ========

NOTE 5--INCOME TAXES

The provision for income taxes consists of the following components:

                         September 30, December 31, December 31, December 31,
                              2007        2006         2005          2004
                         ------------- ------------ ------------ ------------
Current tax provision:
   Federal                  $     --      $     --    $     --      $     --
   State                          --            --          --            --
   Local                          --            --          --            --
                            --------      --------    --------      --------
    Total current
      tax provision               --            --          --            --

Deferred tax benefit:
   Federal                   (21,900)      (18,100)     (4,500)      (22,853)
   State                      (7,600)       (6,300)     (1,600)       (7,577)
   Local                        (200)       (1,100)      1,500        (1,826)
   Valuation allowance        29,700        25,500       4,600        32,256
                            --------      --------    --------      --------
    Total deferred
      tax benefit                 --            --          --            --
                            --------      --------    --------      --------
    Provision for income
      taxes                 $     --      $     --    $     --      $     --
                            ========      ========    ========      ========

                             BELL-HAUN SYSTEMS, INC.

NOTE 5--INCOME TAXES--Continued

The principal sources of timing differences relate to the use of depreciation methods, the recognition of certain expenses for tax versus financial reporting purposes and the net operating losses of the Company. Deferred taxes were calculated using the lowest applicable tax rate.

The Company has a cumulative net deferred tax asset of approximately $206,800, $177,100, $151,600 and $147,000 at September 30, 2007 and at December 31, 2006,
2005, and 2004, respectively. Realization of the deferred tax asset depends on generating sufficient taxable income before expiration of the loss carryforwards. Because of the historical trend of cumulative tax losses, the realization of the deferred tax asset may not occur in the near term. Thus, a valuation allowance for the full amount of the deferred tax asset has been provided.

Components of the net operating loss at September 30, 2007 consist of the following:

    Year Ended: September 30, 2007        $147,040    Expires 12/31/2027
                        12/31/2006         129,734    Expires 12/31/2026
                        12/31/2005          40,112    Expires 12/31/2025
                        12/31/2004         147,676    Expires 12/31/2024
                        12/31/2002         453,719    Expires 12/31/2022
                        12/31/2000          50,826    Expires 12/31/2020
                                          --------
                                          $969,107
                                          ========

NOTE 6--RELATED PARTY TRANSACTIONS

The Company leases its office space from a partnership that is a related party due to common ownership. The current monthly lease payment, including basic common area maintenance charges, is $9,502. The lease expires September 30, 2008. Rent expense charged to operations under this lease totaled $78,103; $111,827; $103,227; and $94,625 for the nine months ended September 30, 2007 and the years ended December 31, 2006, 2005, and 2004, respectively. There were $6,782; $0; $72,879 and $2,627 of payables to the partnership included in Accounts Payable at September 30, 2007 and December 31, 2006, 2005, and 2004, respectively. In addition, the partnership agreed to forgive the payable owed by the Company at December 31, 2006. The amount forgiven totaled $158,806 and is included in Miscellaneous Income for 2006.

The future minimum lease payments for the noncancelable leases at September 30, 2007 are:

                     September 30:
                         2008                $114,027
                                             ========

During the year ended December 31, 2004, the Company received certain services from TBMH, Inc., a related party due to common ownership. There was $8,280 of related party payables included in Accounts Payable at December 31, 2004.

                             BELL-HAUN SYSTEMS, INC.

NOTE 6--RELATED PARTY TRANSACTIONS--Continued

During the nine months ended September 30, 2007 and the years ended December 31, 2006, and 2005, related parties advanced funds to the Company for various operating expenses. Payables to related parties were as follows:

                                    September 30,    December 31,   December 31,
                                        2007             2006           2005
                                    -------------    ------------   ------------
935 Eastwind Partnership               $74,500         $60,500         $ 8,500
TBMH, Inc.                               6,500           6,500           4,000
                                       -------         -------         -------
Accounts payable - related parties     $81,000         $67,000         $12,500
                                       =======         =======         =======

NOTE 7--RECEIVABLES AND PAYABLES FROM OFFICERS

During the nine months ended September 30, 2007 and the years ended December 31, 2006, 2005, and 2004, the officers have advanced funds and/or received advances from the Company. These advances have no defined terms and are non-interest bearing. The balances due to and from the officers have been netted for financial statement purposes. The net amount payable to officers was $17,044 and $13,544 at September 30, 2007 and December 31, 2006, respectively. The net amount receivable from officers was $456 and $36,349 at December 31, 2005 and 2004, respectively.

NOTE 8--RETIREMENT PLAN

The Company has a 401 (k) profit sharing plan for the benefit of its employees. The Plan provides that employees may defer percentages of their gross wages into a Plan. Employees must meet certain criteria such as length of service, age, and hours worked per year before they can(.) participate. Management has elected not to contribute to the Plan during the nine months ended September 30, 2007 and the years ended December 31, 2006, 2005, and 2004.

NOTE 9--CONCENTRATION OF CREDIT RISK

Cash Concentration Risk
-----------------------

The Company maintains its cash balances at financial institutions, which at times may be in excess of FDIC (Federal Deposit Insurance Corporation) insured limits.

Major Customers
---------------

The Company has a long-standing relationship with a cellular communications carrier. This customer accounted for approximately 14%, 16%, 17% and 20% of the Company's sales for the period ended September 30, 2007 and years ended December 31, 2006, 2005 and 2004, respectively.

Major Suppliers
---------------

The Company had three suppliers that accounted for approximately 90%, 96%, 94%, and 84% of the Company's. purchases for the period ended September 30, 2007 and years ended December 31, 2006, 2005 and 2004, respectively.


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

                             BELL-HAUN SYSTEMS, INC.

                     NOTES TO FINANCIAL STATEMENTS--Continued

NOTE 10--WORKING CAPITAL

The Company has a working capital deficit at September 30, 2007 of $488,728 (current assets of $324,190 less current liabilities of $812,918). Management recognizes the impact the operating losses have had and their effect of the working capital deficit, but anticipates with the future sale of the Company, as discussed further in Note 11, it should allow the Company to meet its working capital needs.

NOTE 11--SALE OF BUSINESS UNDER AN OUTSTANDING LETTER OF INTENT

The Company has entered into a letter of intent to sell all outstanding shares of the Company and all of the business assets (including but not limited to equipment, inventory, furniture, fixtures, customers, customer lists, contracts, business names, trademarks and intellectual property) and business obligations to an unrelated party for a sales price estimated to be approximately $1,500,000. This amount will be paid with a combination of stock, assumption of debt and a promissory note. The transaction is scheduled to be completed in December 2007.


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